CONSENT OF PERSON TO BE NAMED AND ACT AS A DIRECTOR



                  The undersigned hereby consents to being named in the registration and proxy statements of Financial Services Acquisition Corporation ("FSAC") as a person to become a director of FSAC (to be renamed Financial Services Corporation) following its acquisition of Euro Brokers Investment Corporation, and hereby agrees to act as a director of FSAC if so elected.



                                                     /s/Gilbert D. Scharf
                                                     Name:  Gilbert D. Scharf



April 17, 1996

              CONSENT OF PERSON TO BE NAMED AND ACT AS A DIRECTOR



                  The undersigned hereby consents to being named in the registration and proxy statements of Financial Services Acquisition Corporation ("FSAC") as a person to become a director of FSAC (to be renamed Financial Services Corporation) following its acquisition of Euro Brokers Investment Corporation, and hereby agrees to act as a director of FSAC if so elected.



                                                     /s/Michael J. Scharf
                                                     Name:  Michael J. Scharf



April 17, 1996

              CONSENT OF PERSON TO BE NAMED AND ACT AS A DIRECTOR



                  The undersigned hereby consents to being named in the registration and proxy statements of Financial Services Acquisition Corporation ("FSAC") as a person to become a director of FSAC (to be renamed Financial Services Corporation) following its acquisition of Euro Brokers Investment Corporation, and hereby agrees to act as a director of FSAC if so elected.



                                                     /s/Denis Martin
                                                     Name:  Denis Martin



April 17, 1996

              CONSENT OF PERSON TO BE NAMED AND ACT AS A DIRECTOR



                  The undersigned hereby consents to being named in the registration and proxy statements of Financial Services Acquisition Corporation ("FSAC") as a person to become a director of FSAC (to be renamed Financial Services Corporation) following its acquisition of Euro Brokers Investment Corporation, and hereby agrees to act as a director of FSAC if so elected.



                                                     /s/Larry S. Kopp
                                                     Name:  Larry S. Kopp



April 17, 1996

              CONSENT OF PERSON TO BE NAMED AND ACT AS A DIRECTOR



                  The undersigned hereby consents to being named in the registration and proxy statements of Financial Services Acquisition Corporation ("FSAC") as a person to become a director of FSAC (to be renamed Financial Services Corporation) following its acquisition of Euro Brokers Investment Corporation, and hereby agrees to act as a director of FSAC if so elected.



                                                  /s/Frederick B. Whittemore
                                                  Name:Frederick B. Whittemore



April 17, 1996

              CONSENT OF PERSON TO BE NAMED AND ACT AS A DIRECTOR



                  The undersigned hereby consents to being named in the registration and proxy statements of Financial Services Acquisition Corporation ("FSAC") as a person to become a director of FSAC (to be renamed Financial Services Corporation) following its acquisition of Euro Brokers Investment Corporation, and hereby agrees to act as a director of FSAC if so elected.



                                                     /s/William B. Wigton
                                                     Name:  William B. Wigton



April 17, 1996

              CONSENT OF PERSON TO BE NAMED AND ACT AS A DIRECTOR



                  The undersigned hereby consents to being named in the registration and proxy statements of Financial Services Acquisition Corporation ("FSAC") as a person to become a director of FSAC (to be renamed Financial Services Corporation) following its acquisition of Euro Brokers Investment Corporation, and hereby agrees to act as a director of FSAC if so elected.



                                                   /s/Donald R.A. Marshall
                                                   Name:  Donald R.A. Marshall


April 17, 1996

              CONSENT OF PERSON TO BE NAMED AND ACT AS A DIRECTOR



                  The undersigned hereby consents to being named in the registration and proxy statements of Financial Services Acquisition Corporation ("FSAC") as a person to become a director of FSAC (to be renamed Financial Services Corporation) following its acquisition of Euro Brokers Investment Corporation, and hereby agrees to act as a director of FSAC if so elected.



                                                     /s/James W. Stevens
                                                     Name:  James W. Stevens



April 17, 1996